Exhibit 99.3

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK
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UNITED STATES OF AMERICA
:
- v. -		AMENDED FINAL ORDER OF FORFEITURE
	:	AS TO FORFEITED MANAGED ENTITIES
JOHN J. RIGAS,
and	:
TIMOTHY J. RIGAS,
	:	S1 02 Cr. 1236 (LBS)
Defendants.
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WHEREAS, on or about March 29, 2006, the Court entered a Final Order of Forfeiture as to Forfeited Managed Entities, which is incorporated herein by reference as if set out in full, forfeiting to the United States all right, title and interest in the property listed on Exhibit A hereto, and all property traceable to such property (collectively, the “Forfeited Property”), free and clear of all liens, claims, encumbrances and adverse interests, without prejudice to or waiver of:

a.   the rights, if any, of the County of San Diego, California, the City of Carlsbad, California, the City of Encinitas, California, the City of Desert Hot Springs, California, the Town of Hilton Head Island, South Carolina, and the Village of Palm Springs, Florida, to approve any future transfer requests, change of control requests, and/or franchise renewal proceedings related to franchise agreements with any of the Forfeited Managed Entities listed on Exhibit A hereto or their successors, including but not limited to the right, if any, to consider issues of noncompliance that presently exist, or may exist in the future, and/or to require the cure of any existing or future noncompliance issues (each as contractually or otherwise permitted); as well as the rights and defenses, if any, of ACC, the Adelphia Petitioners (as defined in the

Stipulation and Order of Settlement of Amended Petition of Adelphia Communications Corporation and Various Subsidiaries as to Forfeited Managed Entities) or the ACC subsidiaries to which the Forfeited Property is to be conveyed, as set forth in Exhibit D hereto (the “ACC LLCs”), including, but not limited to, the right to argue, pursuant to section 365(f) of the Bankruptcy Code or otherwise, that the consent of the local franchising authority is not required to transfer a franchise agreement; and

b.   the contingent claims of (i) Bank of Montreal asserted in its petition filed on or about October 13, 2005; (ii) Bank of America asserted in its petition filed on or about November 18, 2005; and (iii) Wachovia Bank, N.A., successor in interest to First Union National Bank, asserted in its petition filed on or about November 21, 2005;

WHEREAS, to effect, facilitate and expedite the restitutionary scheme provided for in the Non-Prosecution Agreement entered into on or about April 25, 2005 between the United States Attorney’s Office for the Southern District of New York and ACC and its affiliated entities (as more fully described in that agreement) (“Adelphia”), the United States has applied for an Amended Final Order of Forfeiture as to Forfeited Managed Entities conveying all right, title and interest held by the United States in the Forfeited Property to the ACC LLCs, as detailed in Exhibit B hereto, each of which is an ACC subsidiary designated by ACC to take title to and possession of the Forfeited Property.

NOW, THEREFORE, on the application of Michael J. Garcia, United States Attorney for the Southern District of New York, Barbara A. Ward, Assistant United States Attorney, of counsel,

IT IS ORDERED, ADJUDGED AND DECREED THAT:

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1.             All right, title and interest held by the United States in the Forfeited Property is hereby transferred to the ACC LLCs as set forth in Exhibit B hereto, free and clear of all liens, claims, encumbrances and adverse interests. Such transfer is without prejudice to, and shall not constitute a waiver of:

a.   the rights, if any, of the County of San Diego, California, the City of Carlsbad, California, the City of Encinitas, California, the City of Desert Hot Springs, California, the Town of Hilton Head Island, South Carolina, and the Village of Palm Springs, Florida, to approve any future transfer requests, change of control requests, and/or franchise renewal proceedings related to franchise agreements with any of the FMEs or their successors, including but not limited to the right, if any, to consider issues of noncompliance that presently exist, or may exist in the future, and/or to require the cure of any existing or future noncompliance issues (each as contractually or otherwise permitted); as well as the rights and defenses, if any, of ACC, the Adelphia Petitioners or ACC LLCs related to the same, including, but not limited to, the right to argue, pursuant to section 365(f) of the Bankruptcy Code or otherwise, that the consent of the local franchising authority is not required to transfer a franchise agreement; and

b.   the contingent claims of (i) Bank of Montreal asserted in its petition filed on or about October 13, 2005; (ii) Bank of America asserted in its petition filed on or about November 18, 2005; and (iii) Wachovia Bank, N.A., successor in interest to First Union National Bank, asserted in its petition filed on or about November 21, 2005.

2.             Entry of this Amended Final Order of Forfeiture shall immediately (i) divest the United States of any and all right, title and interest of the United States in the Forfeited Property, and (ii) vest any and all right, title and interest in the Forfeited Property in the

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ACC LLCs, as more particularly set forth on Exhibit B hereto, free and clear of all liens, claims, encumbrances and adverse interests, except for those set forth in paragraphs 1(a) and 1(b) above.

3.             The Clerk of the Court shall forward certified copies of this Order to Assistant United States Attorney Barbara A. Ward, One St. Andrew’s Plaza, New York, New York, 10007; and to Alan Vinegrad, Esq., Covington & Burling, 1330 Avenue of the Americas, New York, New York, 10019.

Dated:	New York, New York
March 29, 2006

Time: 10:29 AM

SO ORDERED:

/s/ Leonard B. Sand
HONORABLE LEONARD B. SAND
UNITED STATES DISTRICT JUDGE

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INDEX OF EXHIBITS

Exhibit A                Forfeited Managed Entities

Exhibit B                ACC Subsidiaries To Which Forfeited Managed Entities Are Hereby Conveyed

EXHIBIT A

FORFEITED MANAGED ENTITIES

1.             Adelphia Cablevision Associates of Radnor, L.P.

2.             Adelphia Cablevision of West Palm Beach, LLC

3.             Adelphia Cablevision of West Palm Beach II, LLC

4.             Cablevision Business Services, Inc.

5.             Desert Hot Springs Cablevision, Inc.

6.             Henderson Community Antenna Television, Inc.

7.             Highland Carlsbad Cablevision, Inc.

8.             Highland Carlsbad Operating Subsidiary, Inc. (f/k/a Daniels Cablevision, Inc.)

9              Highland Prestige Georgia, Inc.

10.           Highland Video Associates, L.P. (excluding the interest held by Highland Video Associates, L.P. in Bucktail Broadcasting Corp.)

11.           Hilton Head Communications, L.P.

12.           Ionian Communications, L.P.

13.           Montgomery Cablevision Associates, L.P.

14.           Prestige Communications, Inc.

EXHIBIT B

ACC SUBSIDIARIES TO WHICH

FORFEITED MANAGED ENTITIES ARE HEREBY CONVEYED

1.             Adelphia Cablevision Associates of Radnor, L.P.:

1.             All general partnership interests shall be conveyed to Olympus MCE I, LLC

2.             All limited partnership interests shall be conveyed to Olympus MCE II, LLC

2.             Adelphia Cablevision of West Palm Beach, LLC:

All limited liability company interests shall be conveyed to Olympus MCE I, LLC

3.             Adelphia Cablevision of West Palm Beach II, LLC:

All limited liability company interests shall be conveyed to Olympus MCE I, LLC

4.             Cablevision Business Services, Inc.:

All outstanding shares of capital stock shall be conveyed to Century MCE, LLC

5.             Desert Hot Springs Cablevision, Inc.:

All outstanding shares of capital stock shall be conveyed to Century MCE, LLC

6.             Henderson Community Antenna Television, Inc.:

All outstanding shares of capital stock shall be conveyed to Olympus MCE I, LLC

7.             Highland Carlsbad Cablevision, Inc.:

All outstanding shares of capital stock shall be conveyed to Century MCE, LLC

8.             Highland Carlsbad Operating Subsidiary, Inc. (f/k/a Daniels Cablevision, Inc.):

All outstanding shares of capital stock shall be conveyed to Century MCE, LLC

9.             Highland Prestige Georgia, Inc.:

All outstanding shares of capital stock shall be conveyed to Century MCE, LLC

10.           Highland Video Associates, L.P. (excluding the interest in Bucktail Broadcasting Corp. owned by Highland Video Associates, L.P.):

1.             All general partnership interests shall be conveyed to Olympus MCE I, LLC

2.             All limited partnership interests shall be conveyed to Olympus MCE II, LLC

11.           Hilton Head Communications, L.P.:

1.             All general partnership interests shall be conveyed to UCA MCE I, LLC

2.             All limited partnership interests shall be conveyed to UCA MCE II, LLC

12.           Ionian Communications, L.P.:

1.             All general partnership interests shall be conveyed to UCA MCE I, LLC

2.             All limited partnership interests shall be conveyed to UCA MCE II, LLC

13.           Montgomery Cablevision Associates, L.P.:

1.             All general partnership interests shall be conveyed to Olympus MCE I, LLC

2.             All limited partnership interests shall be conveyed to Olympus MCE II, LLC

14.           Prestige Communications, Inc.:

All outstanding shares of capital stock shall be conveyed to Century MCE, LLC